November 25, 2003


ALEXANDER & BALDWIN, INC.
822 Bishop Street
Honolulu, Hawaii  96801

Gentlemen:

Reference is made to (i) the Private Shelf Agreement (the "1996 Agreement"), dated as of August 2, 1996, by and between Alexander & Baldwin, Inc. (the "Company"), on the one hand, and The Prudential Insurance Company of America ("Prudential") and each Prudential Affiliate (as defined therein) that has become bound by certain provisions thereof, on the other hand, (ii) the Private Shelf Agreement (the "2001 Agreement") dated as of April 25, 2001, by and between the Company, on the one hand, and Prudential and each Prudential Affiliate (as defined therein) that has become bound by certain provisions thereof, on the other hand and (iii) the Private Shelf Agreement (the "2003 Agreement") dated as of November 25, 2003 by and between the Company, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate (as defined therein) that may become bound by certain provisions thereof, on the other hand.

Pursuant to paragraph 11C of each of the 1996 Agreement an the 2001 Agreement, the undersigned and the Company agree that:

         (a) the Company shall be deemed to be in compliance with or in default under (as the case may be) paragraph 6 of each of the 1996 Agreement and the 2001 Agreement by being in compliance with or in default under (as the case may be) paragraph 6 of the 2003 Agreement as the same may be amended or otherwise modified from time to time; and

         (b) no termination of the 2003 Agreement in whole or in part shall effect the continued application hereunder of paragraph 6 thereof and, upon the written request of the Company or any of the undersigned then party to the 1996 Agreement or the 2001 Agreement (as applicable), paragraph 6 of the 1996 Agreement and/or the 2001 Agreement shall be amended to restate such paragraph in substantially the same form as then existing in paragraph 6 of the 2003 Agreement.


Pursuant to Paragraph 11C of the 2001 Agreement, the Company and Prudential agree that the Issuance Period in the 2001 Agreement shall terminate effective the date hereof.

If you are in agreement with the foregoing, please execute each of the enclosed counterparts of this letter agreement in the space indicated below and return them to Prudential Capital Group at: Four Embarcadero Center, Suite 2700, San Francisco, CA 94111, Attention: James F. Evert. This letter agreement shall not be effective until executed by each signatory hereto.

                                   Sincerely,

                                   THE PRUDENTIAL INSURANCE
                                        COMPANY OF AMERICA



                                    By:  /s/ Joseph Y. Alouf
                                    ---------------------------------------
                                    Title:  Vice President

                                    PRUCO LIFE INSURANCE COMPANY



                                    By:  /s/ Joseph Y. Alouf
                                    ---------------------------------------
                                    Title:  Vice President

                                    PRUCO LIFE INSURANCE COMPANY
                                          OF NEW JERSEY



                                    By:  /s/ Joseph Y. Alouf
                                    ---------------------------------------
                                    Title:  Vice President




Acknowledged and agreed:

ALEXANDER & BALDWIN, INC.



By:  /s/ Thomas A. Wellman
     ---------------------------------------
Title:  Controller & Assistant Treasurer


By:  W. Allen Doane
     ----------------------------------------
Title:  President & Chief Executive Officer